Attachment to Form 3
        Pursuant to Instruction 5(b)(v) of the General Instructions to Form 3,
this Form 3 is also being filed on behalf of the Reporting Persons set forth below. All of the information set forth in the attached Form 3 for Michael A.
Krupka is the same for the Reporting Persons set forth below unless otherwise noted.
                       TABLE I: Non-Derivative Securities
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                                                          Ownership Form of
                                                               Derivative      Nature of Indirect
                                        Amount or Number    Security: Direct       Beneficial
Name and Address of Reporting Person    of Shares       (D) or Indirect (I)      Ownership
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Bain Capital Venture Fund 2001, L.P.       2,889,648               D
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Bain Capital Venture Partners, L.P.       2,889,648               I                   (1)
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Bain Capital Venture Investors, LLC       3,362,306               I                   (1)
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Bain Capital Investors, LLC                  472,658               I                   (2)
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BCIP Associates II                           399,921               I                   (2)
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BCIP Associates II-B                         72,737               I                   (2)
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(1) Michael A. Krupka, as the sole managing member of Bain Capital Venture
Investors, LLC ("BCVI"), BCVI as the sole general partner of Bain Capital
Venture Partners, L.P. ("BCVP"), and BCVP, as the sole general partner of Bain
Capital Venture Fund 2001, L.P. ("BCVF") may each be deemed to share voting and dispositive power with respect to the 2,889,648 shares held by BCVF. Mr. Krupka,
BCVI and BCVP disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.
(2) Mr. Krupka is the managing member of BCVI which, by power of attorney, is attorney-in-fact for Bain Capital Investors, LLC ("BCI"), which is the managing partner of BCIP Associates II ("BCIP II") and BCIP Associates II-B ("BCIP
II-B")By virtue of these relationships, Mr. Krupka and BCI may thus be deemed to share voting and dispositive power with respect to the 399,921 shares held by
BCIP II and the 72,737 shares held by BCIP II-B. Mr. Krupka and BCI disclaim beneficial ownership of all such shares except to the extent of his pecuniary interest therein.
                                        Signature of Reporting Persons:
                                        BAIN CAPITAL VENTURE INVESTORS, LLC for
                                        itself, on behalf of itself in its
                                        capacity as general partner of Bain
                                        Capital Venture Partners, L.P., in its
                                        capacity as general partner of Bain
                                        Capital Venture Fund 2001, L.P.
                                        By:  /s/ Michael A. Krupka
                                        Name:  Michael A. Krupka
                                        Title: Managing Director
                                        BCIP Associated II
                                        BCIP Associates II-B
                                        By:  Bain Capital Investors, LLC
                                             their Managing Partner
                                        By: /s/ Michael A. Krupka
                                        Name:  Michael A. Krupka
                                        Title: Managing Director
                                        By: /s/ Michael A. Krupka
                                           Michael A. Krupka